SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 30, 2003


                         WEBSTER FINANCIAL CORPORATION.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                    001-31486                06-1187536
----------------------------         --------------         -----------------
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
                   -------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 578-2476
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         -------------

Webster Financial Corporation, the holding company for Webster Bank, received all required regulatory approvals to acquire the North American Bank & Trust Company. Additionally, at a special meeting held on October 30, 2003, North American shareholders overwhelmingly approved the adoption of the agreement and plan of merger, dated as of June 4, 2003, by and among Webster Financial Corporation, Webster Bank and North American, the merger of North American into Webster Bank and the other transactions contemplated by the merger agreement. Consummation of the merger is expected to occur during the first week of November, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEBSTER FINANCIAL CORPORATION
                                    -----------------------------
                                    (Registrant)

                                    /s/ William J. Healy
                                    --------------------------------------------
                                    William J. Healy
                                    Executive Vice President and
                                    Chief Financial Officer


Date: October 30, 2003